 As filed with the U.S. Securities and Exchange Commission on February 17, 2006
                                                     Registration No. 333-85284
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-6
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                         POST EFFECTIVE AMENDMENT NO.6                      [X]
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 16                             [X]

                               -----------------

        John Hancock Life Insurance Company (U.S.A.) SEPARATE ACCOUNT A (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account A)
                          (Exact Name of Registrant)

                 John Hancock Life Insurance Company (U.S.A.)
         (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                              (Name of Depositor)

                             38500 Woodward Avenue
                       Bloomfield Hills, Michigan 48304
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 800-387-2747

                               -----------------

                            JAMES C. HOODLET, ESQ.
                 John Hancock Life Insurance Company (U.S.A.)
                             U.S. Protection- LAW
                              JOHN HANCOCK PLACE
                               BOSTON, MA 02117
               (Name and complete address of agent for service)

                               -----------------

                                   Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                      Foley & Lardner 3000 K Street, N.W.
                            Washington, D.C. 20007

                               -----------------

   It is proposed that this filing will become effective (check appropriate box)

       [ ]immediately upon filing pursuant to paragraph (b) of Rule 485
       [ ]on May 1, 2006 pursuant to paragraph (b) of Rule 485
       [X]60 days after filing pursuant to paragraph (a) (1) of Rule 485
       [ ]on (date) pursuant to paragraph (a) (1) of Rule 485

   If appropriate check the following box

       [ ]this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

================================================================================

                       Prospectus dated ___________, 2006

                                for interests in
                               Separate Account A

                       Interests are made available under

                      ACCUMULATION VARIABLE UNIVERSAL LIFE

      a flexible premium variable universal life insurance policy issued by

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                              ("John Hancock USA")

The policy provides a fixed account with fixed rates of return declared by John
                                   Hancock USA
                     and the following investment accounts:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Stock
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth
U.S. Global Leaders Growth

Quantitative All Cap
All Cap Core
Large Cap Growth
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income II
500 Index B
Fundamental Value
Growth & Income
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive 1000
Lifestyle Growth 820
Lifestyle Balanced 640
Lifestyle Moderate 460
Lifestyle Conservative 280

                             * * * * * * * * * * * *

        Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

        . Starting on the next page is a Table of Contents for this prospectus.

        . The section after the Table of Contents is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

        . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

        . Behind the Fee Tables section is a section called "Detailed Information". This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

        . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, you will find all applicable state-specific supplements. After the supplements, if any, the prospectuses for the underlying portfolios begin. See the section of this prospectus entitled "The Investment Accounts" for a brief description of the portfolios.

                               TABLE OF CONTENTS

                                                                Page No.
                                                               ---------
SUMMARY OF BENEFITS AND RISKS ...........................        4
The Nature of the Policy ................................        4
Summary of Policy Benefits ..............................        4
   Death Benefit ........................................        4
   Surrender of the Policy ..............................        4
   Withdrawals ..........................................        4
   Policy Loans .........................................        4
   Optional Supplementary Benefit Riders ................        5
   Investment Options ...................................        5
Summary of Policy Risks .................................        5
   Lapse Risk ...........................................        5
   Investment Risk ......................................        5
   Transfer Risk ........................................        5
   Early Surrender Risk .................................        5
   Market Timing Risk ...................................        5
   Tax Risks ............................................        6
FEE TABLES ..............................................        7
DETAILED INFORMATION ....................................       15
Your Investment Options .................................       15
Description of John Hancock USA .........................       25
Description of Separate Account A .......................       25
The Fixed Account .......................................       25
The Death Benefit .......................................       26
   Limitations on payment of death benefit ..............       26
   Base Face Amount vs. Supplemental Face
      Amount ............................................       26
   The minimum death benefit ............................       27
   When the insured person reaches 100 ..................       27
   Requesting an increase in coverage ...................       27
   Requesting a decrease in coverage ....................       28
   Change of death benefit option .......................       28
   Tax consequences of coverage changes .................       28
   Your beneficiary .....................................       28
   Ways in which we pay out policy proceeds .............       28
   Changing a payment option ............................       29
   Tax impact of payment option chosen ..................       29
Premiums ................................................       29
   Planned Premiums .....................................       29
   Minimum initial premium ..............................       29
   Maximum premium payments .............................       29
   Processing premium payments ..........................       29
   Ways to pay premiums .................................       30
Lapse and reinstatement .................................       30
   Lapse ................................................       30
   No-Lapse Guarantee ...................................       30
   Cumulative Premium Test ..............................       31
   Death during grace period ............................       31
   Reinstatement ........................................       31
The Policy Value ........................................       32
   Allocation of future premium payments ................       32
   Transfers of existing policy value ...................       32
Surrender and Withdrawals ...............................       33
   Surrender ............................................       33
   Withdrawals ..........................................       33

                                                                Page No.
                                                               ---------
Policy loans ............................................      34
   Repayment of policy loans ............................      34
   Effects of policy loans ..............................      34
Description of Charges at the Policy Level ..............      35
   Deduction from premium payments ......................      35
   Deductions from policy value .........................      35
   Additional information about how certain policy
      charges work ......................................      36
   Sales expenses and related charges ...................      36
   Method of deduction ..................................      36
   Reduced charges for eligible classes .................      36
   Other charges we could impose in the future ..........      37
Description of Charges at the Portfolio Level ...........      37
Other Policy Benefits, Rights and Limitations ...........      37
   Optional supplementary benefit riders you can
      add ...............................................      37
   Variations in policy terms ...........................      39
   Procedures for issuance of a policy ..................      39
   Commencement of insurance coverage ...................      40
   Backdating ...........................................      40
   Temporary coverage prior to policy delivery ..........      40
   Monthly deduction dates ..............................      40
   Changes that we can make as to your policy ...........      40
   The owner of the policy ..............................      41
   Policy cancellation right ............................      41
   Reports that you will receive ........................      41
   Assigning your policy ................................      41
   When we pay policy proceeds ..........................      41
   General ..............................................      41
   Delay to challenge coverage ..........................      42
   Delay for check clearance ............................      42
   Delay of separate account proceeds ...................      42
   Delay of general account surrender proceeds ..........      42
   How you communicate with us ..........................      42
   General Rules ........................................      42
   Telephone, Facsimile and Internet Transactions .......      43
   Distribution of Policies .............................      43
Tax considerations ......................................      44
   General ..............................................      44
   Policy Death Benefit Proceeds ........................      45
   Other Policy Distributions ...........................      45
   Diversification Rules and Ownership of the
      Account ...........................................      46
   7-pay Premium Limit and Modified Endowment
      Contract Status ...................................      46
   Corporate and H.R. 10 Retirement Plans ...............      47
   Withholding ..........................................      47
   Life Insurance Purchases by Residents of Puerto
      Rico ..............................................      47
   Life Insurance Purchases by Non-Resident
      Aliens ............................................      47
Financial statements reference ..........................      47
Registration statement filed with the SEC ...............      47
Independent Registered Public Accounting Firm ...........      47

                          SUMMARY OF BENEFITS AND RISKS

The Nature of the Policy

        The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the "Detailed Information" section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Summary of Policy Benefits

Death Benefit

        When the insured person dies, we will pay the death benefit minus any outstanding loans and accrued interest. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

        . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under "The minimum death benefit" provision in the "Detailed Information" section of this prospectus).

        . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the Policy

        You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your "net cash surrender value". You must return your policy when you request a surrender.

        If you have not taken a loan on your policy, the "policy value" of your policy will, on any given date, be equal to:

        .   the amount you invested,

        . plus or minus the investment experience of the investment options you've chosen,

        .   minus all charges we deduct, and

        .   minus all withdrawals you have made.

        If you take a loan on your policy, your policy value will be computed somewhat differently. See "Effects of policy loans".

Withdrawals

        After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy Loans

        You may borrow from your policy at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula (see the section entitled "Policy Loans" for the formula). Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your policy value.

Optional Supplementary Benefit Riders

        When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value.

Investment Options

        The policy offers a number of investment options, as listed on the cover of this prospectus. There is an option that provides a fixed rate of return. Such an option is referred to in this prospectus as a "fixed account". The rest of the options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as "investment accounts". The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the "accounts". The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the Series Funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly-traded mutual funds. On the plus side, you can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your investment accounts.

Summary of Policy Risks

Lapse Risk

        If the net cash surrender value is insufficient to pay the charges when due and the no-lapse guarantee is not in effect, your policy can terminate (i.e. "lapse"). This can happen because you haven`t paid enough premiums or because the investment performance of the investment accounts you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

        Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment Risk

        As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you've chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the underlying portfolios.

Transfer Risk

        There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Early Surrender Risk

        There are surrender charges assessed if you surrender your policy in the first 9 policy years. Depending on the amount of premium paid and the policy value at the time you are considering surrender, there may be little or no surrender value payable to you if the policy is surrendered.

Market Timing Risk

        Investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

        To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing policy value") and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and
(iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

        While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks

        In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

        In general, you will be taxed on the amount of distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. The tax laws are not clear on this point.

        There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a "modified endowment contract", surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

        Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

        This section contains tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

        The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts.

                                   Transaction Fees
              Charge                               When Charge is Deducted
 Maximum premium charge                Upon payment of premium
 Maximum withdrawal fee                Upon making a withdrawal
 Surrender charge(1)                   Upon surrender, policy lapse or any reduction
                                       in Base Face Amount
  Minimum surrender charge
  Maximum surrender charge
  Surrender charge for
  representative insured person
 Maximum transfer fee                  Upon each transfer into or out of an
                                       investment account beyond an annual limit of
                                       not less than 12
 Dollar Cost Averaging                 Upon transfer
 Asset Allocation Balancer             Upon transfer

              Charge                                Amount Deducted
 Maximum premium charge                6% of each premium paid
 Maximum withdrawal fee                $25 (currently $0)(2)
 Surrender charge(1)
  Minimum surrender charge             $2.40 per thousand dollars of Base Face
                                       Amount
  Maximum surrender charge             $95.39 per thousand dollars of Base
                                       Face Amount
  Surrender charge for                 $17.09 per thousand dollars of Base
  representative insured person        Face Amount
 Maximum transfer fee                  $25 (currently $0)(2)
 Dollar Cost Averaging                 $5 (currently $0)(2)
 Asset Allocation Balancer             $15 (currently $0)(2)

(1) A surrender charge is applicable for 9 policy years from the Policy Date, and is calculated as a percentage of the Surrender Charge Calculation Limit as stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age, underwriting risk class, and death benefit option of the insured person. The maximum charge shown in the table is for a 74 year old male substandard smoker underwriting risk with death benefit Options 1 and 2, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk with death benefit Option 1, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk with death benefit Option 1.

(2) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits.

    Periodic Charges Other Than Fund Operating Expenses
                                          When Charge is
             Charge                          Deducted
 Cost of insurance charge:(1)        Monthly
  Minimum charge
  Maximum charge
  Charge for representative
  insured person
 Face Amount charge:(2)              Monthly for 10 policy
                                     years from the Policy
                                     Date
  Minimum charge
  Maximum charge
  Charge for representative
  insured person
 Administrative charge(3)            Monthly
 Asset-based risk charge(4)          Monthly
 Maximum policy loan interest        Accrues daily
 rate(5)                             Payable annually

                                                                Amount Deducted
             Charge                          Guaranteed Rate                        Current Rate
 Cost of insurance charge:(1)
  Minimum charge                     $0.06 per $1,000 of NAR              $0.004 per $1,000 of NAR
  Maximum charge                     $83.33 per $1,000 of NAR             $83.33 per $1,000 of NAR
  Charge for representative          $0.38 per $1,000 of NAR              $0.04 per $1,000 of NAR
  insured person
 Face Amount charge:(2)
  Minimum charge                     $0.03 per $1,000 of Base Face        $0.03 per $1,000 of Base Face
                                     Amount                               Amount
  Maximum charge                     $1.18 per $1,000 of Base Face        $1.18 per $1,000 of Base Face
                                     Amount                               Amount
  Charge for representative          $0.17 per $1,000 of Base Face        $0.17 per $1,000 of Base Face
  insured person                     Amount                               Amount
 Administrative charge(3)            $ 25                                 $  25
 Asset-based risk charge(4)          0.03% of policy value                0.00% of policy value
 Maximum policy loan interest        4.25%                                4.25%
 rate(5)

(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" guaranteed rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female standard non-smoker underwriting risk. The minimum current rate shown in the table is the rate in the first policy year for a policy issued to a 0 year old female standard non-smoker underwriting risk. The "maximum" rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called "extra mortality charge". The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.

(2) This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option, and risk classification at issue of the insured person. The "minimum" rate shown in the table is for a 0 year old male standard non-smoker electing death benefit Option 1. The "maximum" rate shown in the table is for a 90 year old male standard smoker electing death benefit Option 2. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker electing death benefit Option 1.

(3) The monthly administrative charge in policy year 1 is $25. The monthly charge thereafter is $10.

(4) This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.

(5) 4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                                   Rider Charges
                                                     When Charge is
                    Charge                              Deducted                        Amount Deducted
 Total Disability Waiver of Monthly                 Monthly
 Deductions Rider:(1)
  Minimum charge                                                          4.00% of all other monthly charges
  Maximum charge                                                          36.00% of all other monthly charges
  Charge for representative insured person                                7.00% of all other monthly charges
 Disability Payment of Specified Premium            Monthly
 Rider:(2)
  Minimum charge                                                          $15.90 per $1,000 of Specified Premium
  Maximum charge                                                          $198.67 per $1,000 of Specified Premium
  Charge for representative insured person                                $51.66 per $1,000 of Specified Premium
 Acceleration of Death Benefit for Qualified        Monthly
 Long-Term Care Services Rider:(3)
  Minimum charge                                                          $0.01 per $1,000 of NAR
  Maximum charge                                                          $1.80 per $1,000 of NAR
  Charge for representative insured person                                $0.08 per $1,000 of NAR
 Return of Premium Death Benefit Rider:(4)          Monthly
  Minimum charge                                                          $0.004 per $1,000 of NAR
  Maximum charge                                                          $83.33 per $1,000 of NAR
  Charge for Representative insured person                                $0.04 per $1,000 of NAR
 Cash Value Enhancement Rider:                      Upon policy           $500.00
                                                    issue
 Overloan Protection Rider:(5)                      At exercise of
                                                    benefit
  Minimum charge                                                          0.05%
  Maximum charge                                                          4.50%
 Change of Life Insured Rider:                      At exercise of        $250.00
                                                    benefit

(1) The charge for this rider is determined by multiplying the total of all monthly charges (other than the charge for the rider) by the applicable rate. The rates vary by the issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old standard or preferred underwriting risk. The "maximum" rate shown in the table is for a 59 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 45 year old standard or preferred underwriting risk.

(2) The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old male standard non-smoker underwriting risk. The "maximum" rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk.

(3) The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The "minimum" rate shown in the table is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The "maximum" rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

(4) The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 0 year old female standard non-smoker underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called "extra mortality charge". The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation.

(5) The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The minimum rate shown is for an insured person who has reached attained age 99. The maximum rate shown is for an insured person who has reached attained age 75.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
 or service (12b-1) fees, and other expenses                           0.50%          1.53%

        The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The expense ratios shown in the table for the NAV class shares of a portfolio are estimates for the current fiscal year. In those cases where a portfolio had a Series I class of shares in operation during 2004, the NAV class estimates are based upon the expense ratios of the portfolio's Series I shares for the year ended December 31, 2004 (adjusted to reflect the absence of a Rule 12b-1 fee applicable to the NAV shares). In the case of the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond, and PIMCO VIT All Asset portfolios, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2004.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                Management                            Other              Total
Portfolio                                          Fees           12b-1 Fees        Expenses        Annual Expenses
-----------------------------------------      ------------      ------------      ----------      ----------------
 Science & Technology ...................      1.04%A            N/A               0.07%           1.11%
 Pacific Rim ............................      0.80%             N/A               0.28%           1.08%
 Health Sciences ........................      1.05%A            N/A               0.11%           1.16%
 Emerging Growth ........................      0.80%             N/A               0.07%           0.87%
 Small Cap Growth .......................      1.08%             N/A               0.07%           1.15%
 Emerging Small Company .................      1.00%             N/A               0.06%           1.06%
 Small Cap ..............................      0.85%             N/A               0.07%           0.92%
 Small Cap Index ........................      0.49%             N/A               0.03%           0.52%
 Dynamic Growth .........................      0.95%             N/A               0.07%           1.02%
 Mid Cap Stock ..........................      0.86%             N/A               0.05%           0.91%
 Natural Resources ......................      1.01%             N/A               0.07%           1.08%
 All Cap Growth .........................      0.89%             N/A               0.06%           0.95%
 Strategic Opportunities ................      0.80%             N/A               0.07%           0.87%
 Financial ServicesF ....................      0.88%F            N/A               0.08%           0.96%
 International Opportunities ............      0.90%             N/A               0.20%           1.06%
 International Stock ....................      0.90%             N/A               0.16%           1.06%
 International Small Cap ................      1.00%             N/A               0.19%           1.19%
 International Equity Index B G .........      0.55%             N/A               0.04%           0.59%
 Overseas Equity ........................      1.05%             N/A               0.09%           1.14%
 American International E ...............      0.54%             0.60%             0.08%           1.22%
 International Value ....................      0.87%D            N/A               0.15%           1.02%

                                                        Management                           Other              Total
Portfolio                                                  Fees          12b-1 Fees        Expenses        Annual Expenses
-------------------------------------------------      -----------      ------------      ----------      ----------------
 Quantitative Mid Cap ...........................      0.75%            N/A               0.09%           0.84%
 Mid Cap Index ..................................      0.49%            N/A               0.03%           0.52%
 Mid Cap Core ...................................      0.90%            N/A               0.16%           1.06%
 Global .........................................      0.85%D           N/A               0.15%           1.00%
 Capital Appreciation ...........................      0.85%            N/A               0.07%           0.92%
 American Growth E ..............................      0.35%            0.60%             0.03%           0.98%
 U.S. Global Leaders Growth .....................      0.71%            N/A               0.73%           1.44%C
 Quantitative All Cap ...........................      0.71%            N/A               0.05%           0.76%
 All Cap Core ...................................      0.80%            N/A               0.07%           0.87%
 Large Cap Growth ...............................      0.85%            N/A               0.06%           0.91%
 Total Stock Market Index .......................      0.49%            N/A               0.03%           0.52%
 Blue Chip Growth ...............................      0.82%A           N/A               0.04%           0.86%
 U.S. Large Cap .................................      0.82%            N/A               0.06%           0.88%
 Core Equity ....................................      0.85%            N/A               0.06%           0.91%
 Strategic Value ................................      0.85%            N/A               0.09%           0.94%
 Large Cap Value ................................      0.85%            N/A               0.13%           0.98%
 Classic Value ..................................      0.80%            N/A               0.56%           1.36%C
 Utilities ......................................      0.85%            N/A               0.25%           1.10%
 Real Estate Securities .........................      0.70%            N/A               0.05%           0.75%
 Small Cap Opportunities ........................      1.00%            N/A               0.08%           1.08%
 Small Cap Value ................................      1.08%            N/A               0.08%           1.16%
 Small Company Value ............................      1.04%A           N/A               0.01%           1.05%
 Special Value ..................................      1.00%            N/A               0.28%           1.28%
 Mid Value ......................................      1.01%A           N/A               0.07%           1.08%
 Mid Cap Value ..................................      0.87%            N/A               0.05%           0.92%
 Value ..........................................      0.74%            N/A               0.06%           0.80%
 All Cap Value ..................................      0.84%            N/A               0.06%           0.90%
 Growth & Income II .............................      0.68%            N/A               0.03%           0.71%
 500 Index B G ..................................      0.47%            N/A               0.03%           0.50%
 Fundamental ValueF .............................      0.84%F           N/A               0.05%           0.89%
 Growth & Income I ..............................      0.76%            N/A               0.04%           0.80%
 Large Cap ......................................      0.85%            N/A               0.15%           1.00%
 Quantitative Value .............................      0.70%            N/A               0.08%           0.78%
 American Growth-Income E .......................      0.29%            0.60%             0.03%           0.92%
 Equity-Income ..................................      0.81%A           N/A               0.05%           0.86%
 American Blue Chip Income and Growth E .........      0.45%            0.60%             0.05%           1.10%
 Income & Value .................................      0.79%            N/A               0.04%           0.83%
 Managed ........................................      0.69%            N/A               0.04%           0.73%
 PIMCO VIT All Asset Portfolio ..................      0.20%            0.25%             1.08%           1.53%H
 Global Allocation ..............................      0.85%            N/A               0.20%           1.05%
 High Yield .....................................      0.68%            N/A               0.07%           0.75%
 U.S. High Yield Bond ...........................      0.75%            N/A               0.21%           0.96%
 Strategic Bond .................................      0.70%            N/A               0.08%           0.78%
 Strategic Income ...............................      0.73%            N/A               0.46%           1.19%
 Global Bond ....................................      0.70%            N/A               0.10%           0.80%
 Investment Quality Bond ........................      0.60%            N/A               0.09%           0.69%
 Total Return ...................................      0.70%            N/A               0.05%           0.75%
 American BondE .................................      0.44%            0.60%             0.04%           1.08%
 Real Return Bond ...............................      0.70%            N/A               0.07%           0.77%

                                             Management                           Other              Total
Portfolio                                       Fees          12b-1 Fees        Expenses        Annual Expenses
--------------------------------------      -----------      ------------      ----------      ----------------
 Bond Index B G ......................      0.47%            N/A               0.03%           0.50%
 Core Bond ...........................      0.69%            N/A               0.21%           0.90%
 Active Bond .........................      0.61%            N/A               0.04%           0.65%
 U.S. Government Securities ..........      0.62%            N/A               0.07%           0.69%
 Short-Term Bond .....................      0.58%            N/A               0.05%           0.63%
 Money Market B G ....................      0.49%            N/A               0.04%           0.53%
 Lifestyle Aggressive 1000B ..........      0.05%            N/A               1.02%           1.07%
 Lifestyle Growth 820B ...............      0.05%            N/A               0.95%           1.00%
 Lifestyle Balanced 640B .............      0.05%            N/A               0.90%           0.95%
 Lifestyle Moderate 460B .............      0.05%            N/A               0.87%           0.92%
 Lifestyle Conservative 280B .........      0.05%            N/A               0.79%           0.84%

A The Adviser has voluntarily agreed to waive a portion of its management fee for the Science & Technology, Health Sciences, Blue Chip Growth, Equity-Income, Small Company Value and Mid Value portfolios. If the management fee waiver were reflected, it is estimated that the management fees for these portfolios would be as follows (as a percentage of the portfolio's net assets for the fiscal year ended December 31, 2004).

  Science & Technology .........      1.02%
  Health Sciences ..............      1.03%
  Blue Chip Growth .............      0.80%
  Equity-Income ................      0.79%
  Mid Value ....................      0.99%
  Small Company Value ..........      1.02%

The Adviser's voluntary fee waiver is based upon the combined assets of these six portfolios, together with the other portfolios managed by the Adviser on behalf of our affiliates, exceeding specified levels. This fee waiver may be terminated at any time by the Adviser.

B Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust, the American Growth-Income Trust and the American Bond Trust.

"Other Expenses" reflects the expenses of the underlying portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement.

If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:

                                            Other              Total
                                          Expenses        Annual Expenses
                                         ----------      ----------------
  Lifestyle Aggressive 1000 .......        1.01%              1.06%
  Lifestyle Growth 820 ............        0.94%              0.99%
  Lifestyle Balanced 640 ..........        0.89%              0.94%
  Lifestyle Moderate 460 ..........        0.86%              0.91%
  Lifestyle Conservative 280 ......        0.78%              0.83%

This voluntary expense reimbursement may be terminated at any time.

C For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the U.S. Global Leaders Growth and Classic Value portfolios, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

                                                                     Total
                                          Other Expenses        Annual Expenses
                                         ----------------      ----------------
  U.S. Global Leaders Growth ......           0.50%                 1.21%
  Classic Value ...................           0.50%                 1.30%

These voluntary expense reimbursements may be terminated at any time.

D Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fee for the Global and International Value portfolios was 0.80% and 0.80%, respectively. These advisory fee waivers may be rescinded at any time.

E Reflects the aggregate annual operating expenses of Series I of each portfolio and its corresponding master fund of the American Fund Insurance Series. In the case of the American Growth, American International, American Blue Chip Income and Growth, American Growth-Income and American Bond portfolios, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, American Growth-Income and American Bond portfolios) voluntarily reduced investment advisory fees to rates provided by amended agreement effective April 1, 2005. This waiver is currently 10% and will continue at this level until further review. These advisory fee waivers may be terminated at any time.

F The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below. These advisory fee waivers may be terminated at any time.

                                                               Between $50 million         Excess Over
Portfolio                            First $50 million*         and $500 million*         $500 million*
------------------------------      --------------------      ---------------------      --------------
  Financial Services .........             0.85%                     0.80%                   0.75%
  Fundamental Value ..........             0.85%                     0.80%                   0.75%

  * as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:

  Financial Services .........      0.83%
  Fundamental Value ..........      0.79%

G The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table under "Total Annual Expenses". If this expense cap were included, the Total Annual Expenses for these portfolios would be reduced by 0.25%. A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio`s business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

H The PIMCO VIT All Asset Portfolio may invest in any of a number of underlying funds offered by the PIMCO Funds (the "PIMS Funds"). Underlying PIMS Fund expenses for the portfolio are estimated based upon an allocation of the portfolio's assets among the underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the underlying PIMS Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. The underlying PIMS Fund net operating expenses for the most recent fiscal year range from 0.32% to 0.85%. PIMCO has contractually agreed, for the portfolio's current fiscal year, to reduce its Management Fee to the extent that the underlying PIMS fund expenses attributable to management and administrative fees exceed 0.60%. This fee reduction is not reflected in the expenses set out in the portfolio fee table. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including each recoupment, do not exceed the annual expense limit.

I On October 17, 2005, shareholders voted in favor of a Management Fee increase. The Management Fees for the Growth & Income portfolio are noted below. The expense information in the table has been restated to reflect current fees.

 First $500 million        Between $500 million         Between $1 billion         Excess of $2.5 billion
  of Aggregate Net           and $1 billion of          and $2.5 billion of             of Aggregate
       Assets              Aggregate Net Assets        Aggregate Net Assets              Net Assets
--------------------      ----------------------      ----------------------      -----------------------
        0.78%                     0.76%                       0.75%                        0.74%

For the purposes of determining Aggregate Net Assets, the following net assets are included: (a) the Growth & Income portfolio, a series of John Hancock Trust
(b) that portion of the net assets of the Managed portfolio, a series of John Hancock Trust, that is managed by Grantham, Mayo, Van Otterloo & Co. LLC (c) U.S. Core portfolio, a series of John Hancock Funds III (d) Growth & Income portfolio, a series of John Hancock Funds II and (e) that portion of the net assets of the Managed portfolio, a series of John Hancock Funds, II, that is managed by Grantham, Mayo, Van Otterloo & Co. LLC.

The amount of the Management Fee is determined by applying the daily equivalent of an annual fee rate to the net assets for the Growth & Income portfolio. The annual fee rate is calculated each day by applying the annual percentage rates in the table above to the applicable portions of Aggregate Net Assets shown in the table and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Growth & Income portfolio as well as the other portfolios managed by the subadviser to the Growth & Income portfolio set forth in the notes to the table, but only for the period during which the subadviser for the Growth & Income portfolio also serves as the subadviser to the other portfolios.

The Management Fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Growth & Income portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

                              DETAILED INFORMATION

        This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Your Investment Options

        The assets of each sub-account of the Account (except those invested in the American Growth, American International, American Blue Chip Income and Growth, American Growth-Income, American Bond and PIMCO All Asset portfolios) are invested in the NAV shares of a corresponding investment portfolio of the John Hancock Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") (formerly, Manufacturers Securities Services, LLC) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to sub-investment advisors that actually manage the portfolio assets. These sub-investment managers are the entities identified in the table below as "Portfolio Managers". Our affiliates own JHIMS LLC and, therefore, we indirectly benefit from any investment management fees JHIMS LLC retains.

        Each of the American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond subaccounts invests in Series I shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% Rule 12b-1 fee.

        The PIMCO VIT All Asset portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the PIMCO VIT All Asset subaccount are invested in Class M shares of the PIMCO VIT All Asset portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

        In this prospectus, the Trust and the PIMCO Trust are each referred to as a "Series Fund" and are collectively referred to as the "Series Funds". In this prospectus the various series of the Series Funds are referred to as "funds" or "portfolios". In the prospectuses for the Series Funds, the series may be referred to by other terms such as "trusts" or "series".

        The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In a few cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisors or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides (see "Distribution of Policies"). None of these compensation payments, however, result in any charge to you in addition to what is shown in the Fee Tables.

        The following table contains a general description of the portfolios that underlie the investment accounts we make available under the policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio, in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding investment account.

        The subaccounts in the Separate Account are not publicly traded mutual funds. The subaccounts are only available to you as investment options in the policies or, in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Series Funds also may be available through participation in certain qualified pension or retirement plans.

        The Series Funds' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the subaccounts are not directly related to any publicly traded mutual fund. You should not compare the performance of any subaccount described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the subaccounts of our Separate Account.

 Portfolio                      Portfolio Manager
=========================      =================================
 Science & Technology          T. Rowe Price Associates, Inc.
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences               T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.A.) Limited
 Small Cap Growth              Wellington Management Company,
                               LLP
 Emerging Small Company        Franklin Advisers, Inc.
 Small Cap                     Independence Investment LLC
 Small Cap Index               MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                Deutsche Asset Management Inc.
 Mid Cap Stock                 Wellington Management Company,
                               LLP
 Natural Resources             Wellington Management Company,
                               LLP

 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                               of companies expected to benefit from the development,
                               advancement, and use of science and technology. Current
                               income is incidental to the portfolio's objective.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences               Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences (collectively
                               termed "health sciences").
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth              Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company        Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Growth Index* ("small
                               cap stocks") at the time of purchase.
 Small Cap                     Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index               Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.
 Dynamic Growth                Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                 Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources             Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      =====================================
 All Cap Growth                      AIM Capital Management, Inc.
 Strategic Opportunities             Fidelity Management & Research
                                     Company
 Financial Services                  Davis Advisors
 International Opportunities         Marisco Capital Management, LLC
 International Stock                 Grantham, Mayo, VanOtterloo &
                                     Co. LLC
 International Small Cap             Templeton Investment Counsel, Inc.
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                     Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company

 Portfolio                            Investment Description
===============================      ==================================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Strategic Opportunities             Seeks growth of capital by investing primarily in common
                                     stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a
                                     combination of both.
 Financial Services                  Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services. A company is "principally engaged" in financial
                                     services if it owns financial services-related assets
                                     constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Stock                 Seeks to outperform the MSCI EAFE Index by investing
                                     typically in a diversified portfolio of equity investments from developed markets other than the U.S.
 International Small Cap             Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S. which
                                     have total stock market capitalization or annual revenues of
                                     $1.5 billion or less ("small company securities").
 International Equity Index B        Seeks to track the performance of a broad-based equity
                                     index of foreign companies primarily in developed
                                     countries and, to a lesser extent, in emerging market
                                     countries by investing, under normal market conditions, at least 80% of its assets in securities listed in the Morgan
                                     Stanley Capital International All Country World Excluding
                                     U.S. Index.
 Overseas Equity                     Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     equity securities of companies outside the U.S. in a
                                     diversified mix of large established and medium-sized
                                     foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.
 American International              Invests all of its assets in Class 2 shares of the International
                                     Fund, a series of American Fund Insurance Series. The
                                     International Fund invests primarily in common stocks of
                                     companies located outside the United States.

 Portfolio                          Portfolio Manager
=============================      ====================================
 International Value               Templeton Investment Counsel, Inc.
 Quantitative Mid Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                     MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Core                      AIM Capital Management, Inc.
 Global                            Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                   Capital Research Management
                                   Company
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Asset Management Inc.
 Large Cap Growth                  Fidelity Management & Research
                                   Company
 Total Stock Market Index          MFC Global Investment
                                   Management (U.S.A.) Limited

 Portfolio                          Investment Description
=============================      ================================================================
 International Value               Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                   markets.
 Quantitative Mid Cap              Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                     Seeks to approximate the aggregate total return of a mid
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Core                      Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including
                                   convertible securities, of mid-capitalization companies.
 Global                            Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                   Invests all of its assets in Class 2 shares of the Growth
                                   Fund, a series of American Fund Insurance Series. The
                                   Growth Fund invests primarily in common stocks of
                                   companies that appear to offer superior opportunities for
                                   growth of capital.
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders."
 Quantitative All Cap              Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within
                                   the Russell 3000 Index.
 Large Cap Growth                  Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies with large market capitalizations.
 Total Stock Market Index          Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Wilshire 5000 Equity Index*.

 Portfolio                       Portfolio Manager
==========================      ===================================
 Blue Chip Growth               T. Rowe Price Associates, Inc.
 U.S. Large Cap                 Capital Guardian Trust Company
 Core Equity                    Legg Mason Funds Management,
                                Inc.
 Strategic Value                Massachusetts Financial Services
                                Company
 Large Cap Value                Mercury Advisors
 Classic Value                  Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities         Deutsche Asset Management Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Cap Value                Wellington Management Company,
                                LLP

 Portfolio                       Investment Description
==========================      ===============================================================
 Blue Chip Growth               Seeks to achieve long-term growth of capital (current
                                income is a secondary objective) by investing, under
                                normal market conditions, at least 80% of the portfolio's
                                total assets in the common stocks of large and medium-
                                sized blue chip growth companies. Many of the stocks in
                                the portfolio are expected to pay dividends.
 U.S. Large Cap                 Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                    Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser Seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Strategic Value                Seeks capital appreciation by investing, under normal
                                market conditions, at least 65% of its net assets in common stocks and related securities of companies which the
                                subadviser believes are undervalued in the market relative to their long term potential.
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large cap companies located in the U.S.
 Classic Value                  Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities         Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.
 Small Cap Value                Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.

 Portfolio                   Portfolio Manager
======================      ================================
 Small Company Value        T. Rowe Price Associates, Inc.
 Special Value              Salomon Brothers Asset
                            Management Inc.
 Mid Value                  T. Rowe Price Associates, Inc.
 Mid Cap Value              Lord, Abbett & Co
 Value                      Van Kampen
 All Cap Value              Lord, Abbett & Co
 Growth & Income II         Independence Investment LLC
 500 Index B                MFC Global Investment
                            Management (U.S.A.) Limited
 Fundamental Value          Davis Advisors
 Growth & Income            Grantham, Mayo, VanOtterloo &
                            Co. LLC

 Portfolio                   Investment Description
======================      ===============================================================
 Small Company Value        Seeks long-term growth of capital by investing, under
                            normal market conditions, primarily in small companies
                            whose common stocks are believed to be undervalued.
                            Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                            investment purposes) in companies with a market
                            capitalization that do not exceed the maximum market
                            capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value              Seeks long-term capital growth by investing, under normal
                            circumstances, at least 80% of its net assets in common
                            stocks and other equity securities of companies whose
                            market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                            2000 Value Index.
 Mid Value                  Seeks long-term capital appreciation by investing, under
                            normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are
                            believed to be undervalued by various measures and offer
                            good prospects for capital appreciation.
 Mid Cap Value              Seeks capital appreciation by investing, under normal
                            market conditions, at least 80% of the portfolio's net assets
                            (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500
                            million to $10 billion.
 Value                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                            with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.
 All Cap Value              Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                            ranges that the subadviser believes are undervalued.
 Growth & Income II         Seeks income and long-term capital appreciation by
                            investing, under normal market conditions, primarily in a
                            diversified mix of common stocks of large U.S. companies.
 500 Index B                Seeks to approximate the aggregate total return of a broad
                            U.S. domestic equity market index investing, under normal
                            market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                            stocks that are included in the S & P 500 Index and (b)
                            securities (which may or may not be included in the S & P
                            500 Index) that MFC Global (U.S.A.) believes as a group
                            will behave in a manner similar to the index.
 Fundamental Value          Seeks growth of capital by investing, under normal market
                            conditions, primarily in common stocks of U.S. companies
                            with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
 Growth & Income            Seeks long-term growth of capital and income, consistent
                            with prudent investment risk, by investing primarily in a
                            diversified portfolio of common stocks of U.S. issuers
                            which the subadviser believes are of high quality.

 Portfolio                              Portfolio Manager
=================================      =================================
 Large Cap                             UBS Global Asset Management
 Quantitative Value                    MFC Global Investment
                                       Management (U.S.A.) Limited
 American Growth -Income               Capital Research Management
                                       Company
 Equity-Income                         T. Rowe Price Associates, Inc.
 American Blue Chip Income             Capital Research Management
 and Growth                            Company
 Income & Value                        Capital Guardian Trust Company
 Managed                               Grantham, Mayo, VanOtterloo &
                                       Co. LLC, Declaration Management
                                       & Research LLC
 PIMCO VIT All Asset (only             Pacific Investment Management
 Class M is available for sale)        Company
 Global Allocation                     UBS Global Asset Management
 High Yield                            Salomon Brothers Asset
                                       Management Inc.
 U.S. High Yield Bond                  Wells Fargo Fund Management,
                                       LLC

 Portfolio                              Investment Description
=================================      ===============================================================
 Large Cap                             Seeks to maximize total return, consisting of capital
                                       appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus
                                       borrowings for investment purposes, if any) in equity
                                       securities of U.S. large capitalization companies.
 Quantitative Value                    Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth -Income               Invests all of its assets in Class 2 shares of the Growth-
                                       Income Fund, a series of American Fund Insurance Series.
                                       The Growth-Income Fund invests primarily in common
                                       stocks or other securities which demonstrate the potential for appreciation and/or dividends.
 Equity-Income                         Seeks to provide substantial dividend income and also long-
                                       term capital appreciation by investing primarily in
                                       dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                       dividends and capital appreciation.
 American Blue Chip Income             Invests all of its assets in Class 2 shares of the Blue Chip
 and Growth                            Income and Growth Fund, a series of American Fund
                                       Insurance Series. The Blue Chip Income and Growth Fund
                                       invests primarily in common stocks of larger, more
                                       established companies based in the U.S. with market
                                       capitalizations of $4 billion and above.
 Income & Value                        Seeks the balanced accomplishment of (a) conservation of
                                       principal and (b) long-term growth of capital and income
                                       by investing the portfolio's assets in both equity and fixed-
                                       income securities. The subadviser has full discretion to
                                       determine the allocation between equity and fixed income
                                       securities.
 Managed                               A balanced stock and bond portfolio investing primarily in a diversified mix of: (a) common stocks of large and mid
                                       sized U.S. companies, and (b) bonds with an overall
                                       intermediate term average maturity.
 PIMCO VIT All Asset (only             Invests primarily in a diversified mix of: (a) common
 Class M is available for sale)        stocks of large and mid sized U.S. companies, and (b)
                                       bonds with an overall intermediate term average maturity.
 Global Allocation                     Seeks total return, consisting of long-term capital
                                       appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                       outside the U.S.
 High Yield                            Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                                       including corporate bonds and other fixed-income
                                       securities.
 U.S. High Yield Bond                  Seeks total return with a high level of current income by
                                       investing, under normal market conditions, primarily in
                                       below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                       preferred and other convertible securities and bank loans.

 Portfolio                       Portfolio Manager
==========================      =================================
 Strategic Bond                 Salomon Brothers Asset
                                Management Inc.
 Strategic Income               John Hancock Advisers, LLC
 Global Bond                    Pacific Investment Management
                                Company
 Investment Quality Bond        Wellington Management Company,
                                LLP
 Total Return                   Pacific Investment Management
                                Company
 American Bond                  Capital Research Management
                                Company
 Real Return Bond               Pacific Investment Management
                                Company
 Bond Index B                   Declaration Management &
                                Research

 Portfolio                       Investment Description
==========================      ===============================================================
 Strategic Bond                 Seeks a high level of total return consistent with
                                preservation of capital by giving its subadviser broad
                                discretion to deploy the portfolio's assets among certain
                                segments of the fixed income market as the subadviser
                                believes will best contribute to achievement of the
                                portfolio's investment objective.
 Strategic Income               Seeks a high level of current income by investing, under
                                normal market conditions, primarily in foreign government
                                and corporate debt securities from developed and emerging
                                markets; U.S. Government and agency securities; and U.S.
                                high yield bonds.
 Global Bond                    Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment management
                                by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S.
                                dollar.
 Investment Quality Bond        Seeks a high level of current income consistent with the
                                maintenance of principal and liquidity, by investing in a
                                diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S.
                                Government bonds with intermediate to longer term
                                maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
 Total Return                   Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment management
                                by investing, under normal market conditions, at least 65%
                                of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average
                                portfolio duration will normally vary within a three- to six-
                                year time frame based on the subadviser's forecast for
                                interest rates.
 American Bond                  Seeks to maximize current income and preserve capital.
 Real Return Bond               Seeks maximum return, consistent with preservation of
                                capital and prudent investment management by investing,
                                under normal market conditions, at least 80% of its net
                                assets in inflation-indexed bonds of varying maturities
                                issued by the U.S. and non-U.S. governments and by
                                corporations.
 Bond Index B                   Seeks to track the performance of the Lehman Brothers
                                Aggregate Index (which represents the U.S. investment
                                grade bond market) by investing, under normal market
                                conditions, at least 80% of its assets in securities listed in the Lehman Index.

 Portfolio                          Portfolio Manager
=============================      ================================
 Core Bond                         Wells Fargo Fund Management,
                                   LLC
 Active Bond                       Declaration Management &
                                   Research LLC John Hancock
                                   Advisers, LLC
 U.S. Government Securities        Salomon Brothers Asset
                                   Management Inc.
 Short-Term Bond                   Declaration Management &
                                   Research LLC
 Money Market B                    MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Aggressive 1000         MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Growth 820              MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Balanced 640            MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Moderate 460            MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.

 Portfolio                          Investment Description
=============================      ==============================================================
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                   subadviser invests in debt securities that the subadviser
                                   believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                                   sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are
                                   comparable to investment-grade debt securities. Under
                                   normal circumstances, the subadviser expects to maintain
                                   an overall effective duration range between 4 and 5 1/2
                                   years.
 Active Bond                       Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Short-Term Bond                   Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B                    Seeks to obtain maximum current income consistent with
                                   preservation of principal and liquidity by investing in high quality, U.S. Dollar denominated money market
                                   instruments.
 Lifestyle Aggressive 1000         Seeks to provide long-term growth of capital (current
                                   income is not a consideration) by investing 100% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   ("Underlying Portfolios") which invest primarily in equity securities.
 Lifestyle Growth 820              Seeks to provide long-term growth of capital with
                                   consideration also given to current income by investing
                                   approximately 20% of the Lifestyle Trust's assets in
                                   Underlying Portfolios which invest primarily in fixed
                                   income securities and approximately 80% of its assets in
                                   Underlying Portfolios which invest primarily in equity
                                   securities.
 Lifestyle Balanced 640            Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                   Lifestyle Trust's assets in Underlying Portfolios which
                                   invest primarily in fixed income securities and
                                   approximately 60% of its assets in Underlying Portfolios
                                   which invest primarily in equity securities.
 Lifestyle Moderate 460            Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                   Lifestyle Trust's assets in Underlying Portfolios which
                                   invest primarily in fixed income securities and
                                   approximately 40% of its assets in Underlying Portfolios
                                   which invest primarily in equity securities.

 Portfolio                          Portfolio Manager
=============================      ================================
 Lifestyle Conservative 280        MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.

 Portfolio                          Investment Description
=============================      ===========================================================
 Lifestyle Conservative 280        Seeks to provide a high level of current income with some
                                   consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in
                                   Underlying Portfolios which invest primarily in fixed
                                   income securities and approximately 20% of its assets in
                                   Underlying Portfolios which invest primarily in equity
                                   securities.

*"Standard & Poor's (Reg. TM)," "S&P 500 (Reg. TM)," "Standard and Poor's 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 (Reg. TM) Growth" and "Russell 3000 (Reg. TM)" are trademarks of Frank Russell Company. "Wilshire 5000 (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE (Reg. TM)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

        You bear the investment risk of any portfolio you choose as an investment account for your contract. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

        If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

        We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

        On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Time).

        We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

        We determine the number of a portfolio's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the portfolio. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, as permitted by the SEC's rules, disregard voting instructions in certain limited circumstances where compliance with such instructions could cause us to violate requirements of insurance regulatory authorities. You will receive a summary of such action and the reasons for it in the next semi-annual report to owners.

        The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John

Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

        We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. John Hancock USA is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

        We have received the following ratings from independent rating agencies:

            A++ A.M.
            Best Superior companies have a very strong ability to meet their obligations; 1st category of 16

            AA+ Fitch
            Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

            AA+ Standard & Poor's
            Very strong financial security characteristics; 2nd category of 21

            Aa2 Moody's
            Excellent in financial strength; 3rd category of 21

        These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

        The investment accounts shown on page 1 are in fact subaccounts of Separate Account A (the "Account"), a separate account established under Pennsylvania law and operated by us under Michigan law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

        The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account.

        New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The Fixed Account

        Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account - the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

        Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The Death Benefit

        In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Face Amount". Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under "Base Face Amount vs. Supplemental Face Amount" below.

        When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

        . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).

        . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

        For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

        If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Base Face Amount vs. Supplemental Face Amount

        As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

        For the same amount of premiums paid, the amount of the face amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see "No-Lapse Guarantee"). Also, after the insured person reaches age 100, the amount of any Supplemental Face Amount will be limited to the lesser of the current Supplemental Face Amount or the policy value.

        If your priority is to reduce your face amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the 2nd policy year or to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.

        Any decision you make to modify the amount of Total Face Amount coverage after issue can have significant tax consequences (see "Tax considerations").

The minimum death benefit

        In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law - the "guideline premium test" and the "cash value accumulation test". When you elect the death benefit option, you must also elect which test you wish to have applied. Once elected, the test cannot be changed without our approval. Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium test. Factors for some ages are shown in the table below:

Attained Age                   Applicable Factor
------------------------      ------------------
  40 and under .........             250%
  45 ...................             215%
  50 ...................             185%
  55 ...................             150%
  60 ...................             130%
  65 ...................             120%
  70 ...................             115%
  75 ...................             105%
  90 ...................             105%
  95 and above .........             100%

A table showing the factor for each age will appear in the policy.

        Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

        As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium test may be preferable if you want the policy value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

        To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 100

        At and after the policy anniversary nearest the insured person's 100st birthday, the following will occur:

        . Any Supplemental Face Amount will be discontinued (see "Base Face Amount vs. Supplemental Face Amount").

        .   We will stop deducting any monthly deductions.

        .   We will stop accepting any premium payments.

        .   You may no longer borrow from your policy.

Requesting an increase in coverage

        After the first policy year, we may approve an unscheduled increase in the Supplemental Face Amount at any time, subject to the maximum limit stated in the policy. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. An approved increase will take effect on the policy anniversary on or next following the date we approve the request.

Requesting a decrease in coverage

        After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

        . the remaining Total Face Amount and Base Face Amount will each be at least $100,000, and

        . the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

        A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see "Surrender charge"). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

        The death benefit option may be changed after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.

        A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit.

        . If it is a change from Option 1 to Option 2, the new Total Face Amount will be equal to the Total Face Amount prior to the change minus the policy value as of the date of the change. The change will take effect on the policy anniversary on or next following the date the written request for the change is received at our Service Office.

        . If it is a change from Option 2 to Option 1, the new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

        If you change the death benefit option, the federal tax law test ("guideline premium test" or "cash value accumulation test") that you elected at issue will continue to apply. Please read "The minimum death benefit" for more information about these Federal tax law tests.

        Surrender charges will not apply to reductions in the value of Total Face Amount to the extent that the value being reduced had originally been attributable solely to a change in the death benefit option.

Tax consequences of coverage changes

        A change in the death benefit option or Total Face Amount will often change the policy's limits under the life insurance qualification test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

        You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

        You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

        You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

        There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned Premiums

        The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").

Minimum initial premium

        The minimum initial premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 100, subject to the limitations on premium amount described below.

Maximum premium payments

        Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under "Tax considerations".

        Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

        We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

        No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The

"Allocation Date" of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The "Net Premium" is the premium paid less the premium charge we deduct from it.

        Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see "Procedures for issuance of a policy" for the definition of "Contract Completion Date").

        Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

        If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock". We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.

        We will also accept premiums:

        .   by wire or by exchange from another insurance company, or

        . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

        Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under "Tax considerations". We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., "lapse") with no value.

No-Lapse Guarantee

        In those states where it is permitted, as long as the Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.

        The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

        The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance due to a withdrawal, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).

        The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first 2 policy years. Certain state limitations may apply, but generally the No-Lapse

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


Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium rider, however, is limited to the first 2 policy years.

        While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

            (a) the outstanding premium requirement to satisfy the Cumulative
                Premium Test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or

            (b) the amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge.

        If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative Premium Test

        The Cumulative Premium Test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death during grace period

        If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

        You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

            (a) The insured person's risk classification is standard or preferred, and

            (b) The insured person's attained age is less than 46.

        By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

            (a) You must provide to us evidence of the insured person's insurability that is satisfactory to us; and

            (b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

        If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

        Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

The Policy Value

        From each premium payment you make, we deduct the premium charge described under "Deduction from premium payments". We invest the rest (known as the "Net Premium") in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

        Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares; except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under "Description of Charges at the Policy Level".

        The amount you've invested in any fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. Amounts you invest in the fixed account will not be subject to the asset-based risk charge described under "Deductions from policy value". Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

        At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

        You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

        The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

        .   within 18 months after the policy's Issue Date, or

        . within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

        Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

        Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

        The most you can transfer at any one time out of a fixed account is the greater of (i) the fixed account maximum transfer amount of $2,000, or (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary. Any transfer which involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

        We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

        Dollar Cost Averaging. We may offer policy owners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policy owner will designate an amount which will be transferred monthly from one investment account into any other investment account(s) or the fixed account. Currently, no charge is made for this program, although we reserve the right to institute a charge on 90 days' written notice to you. The charge for a transfer made under the DCA program will not exceed $5. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified.

        We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

        Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policy owner will designate an allocation of policy value among investment accounts. At six-month intervals beginning six months after the policy date, we will move amounts among the investment accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, we reserve the right to institute a charge on 90 days' written notice to you. The charge for transfers under the Asset Allocation program will not exceed $15.

        We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and Withdrawals

Surrender

        You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your "net cash surrender value". You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

        After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied. In addition, we reserve the right to charge a withdrawal fee of up to $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly deductions (see "Deductions from policy value"). We also reserve the right to refuse any withdrawal that would cause the policy's Total Face Amount or the Base Face Amount to fall below $100,000.

        Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see "The Death Benefit"). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We may approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face

Amounts (see "Base Face Amount vs. Supplemental Face Amount"). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see "Surrender charge"). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

        For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.

Policy loans

        You may borrow from your policy at any time by completing a form satisfactory to us. The amount available for loans will not be less than 75% of the net cash surrender value. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as follows:

        .   We first determine the net cash surrender value of your policy.

        . We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.

        . We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).

        .   We then subtract the third item above from the second item above.

        The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.0% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under federal tax law. This right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not process any loans at and after the policy anniversary nearest the insured person's 100th birthday.

Repayment of policy loans

        You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as follows:

        . The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.

        . The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

        The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

        The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

        Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of Charges at the Policy Level

Deduction from premium payments

        . Premium charge - A charge to (i) help cover our sales costs, (ii) cover state premium taxes we currently expect to pay, on average, and (iii) cover the increased federal income tax burden that we currently expect will result from receipt of premiums. The current charge is 6% of each premium paid.

Deductions from policy value

        . Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $25 per month for the first year, and $10 per month thereafter.

        . Face Amount charge - A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount by a rate which varies by the insured person's sex, age, death benefit option and risk classification at issue.

        . Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) gender of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's "age" on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

                (a) is the death benefit as of the first day of the policy month, divided by 1.0024663; and

                (b) is the policy value as of the first day of the policy month after the deduction of all other monthly deductions.

            Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

            If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

            For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

        . Additional mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

        . Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed, but we reserve the right to do so.

        . Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

        . Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is $25. This fee is not currently imposed, but we reserve the right to do so.

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


        . Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first 9 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year           Percentage Applied
---------------      -------------------
  1 ...........              100%
  2 ...........              100%
  3 ...........              100%
  4 ...........               95%
  5 ...........               95%
  6 ...........               90%
  7 ...........               85%
  8 ...........               70%
  9 ...........               50%
  10+ .........                0%

        If lapse or surrender occurs during the surrender charge period, the percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is male, and less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see "Withdrawals" and "Requesting a decrease in coverage"). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

        The premium charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level"). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

        We deduct the monthly deductions described in the Fee Tables section from your policy's accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

        The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

        Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

        We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

        Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of Charges at the Portfolio Level

        The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. We may also receive payments from a Series Fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and other products have invested in that portfolio. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other Policy Benefits, Rights and Limitations

Optional supplementary benefit riders you can add

        When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

        . Total Disability Waiver of Monthly Deductions Rider - This rider waives monthly deductions under the policy during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability.

        . Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month "waiting period" of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person's 65th birthday if total disability begins on or after the policy anniversary nearest the insured person's 60th birthday. The "Specified Premium" is chosen at issue and will be stated in the Policy Specifications page of your policy.

        . Acceleration of Death Benefit for Qualified Long-Term Care Services Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have the policy's death benefit advanced to you in the event of terminal illness.

            Benefits under the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligiblity for rider benefits.

            We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit Amount", is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

            We restrict your policy value's exposure to market risk when benefits are paid under the Acceleration of Death Benefit for Qualified Long-Term Care Services rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

            If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.

            If you purchase this rider:

                . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

                . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

            This rider is sometimes referred to as the "Life Care Rider".

        . Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit rider. This rider provides an additional death benefit payable upon the death of the life insured. The Return of Premium Rider death benefit has an initial value equal to your initial premium times the Percentage of Premium as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The rider also provides options to increase or decrease the benefit amount. This rider is only available to you if death benefit Option 1 is elected, and will cease as of the beginning of the policy month coincident with or next following the date we approve your written request for a change to death benefit Option 2.

            The Return of Premium Rider death benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Rider death benefit will be reduced by the amount of the withdrawal.

            The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two policy years only.

        . Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals.

            Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:

                     Cash Value Enhancement
Policy Year            Waiver Percentage
--------------      -----------------------
  1 ..........                90
  2 ..........                80
  3 ..........                60
  4 ..........                40
  5 ..........                20
  6+ .........                 0

        . Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured's insurability, and the premiums and charges after the change date will reflect the new life insured's age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.

        . Overloan Protection Benefit Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the life insurance qualification test selected, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

            When the Overloan Protection Benefit in this rider is invoked, all values in the Investment Accounts are immediately transferred to the Fixed Account and will continue to grow at the current Fixed Account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a Monthly Deduction will automatically be terminated.

Variations in policy terms

        Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

        We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes". No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

        Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

        After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

        The policy will take effect only if all of the following conditions are satisfied:

        .   The policy is delivered to and received by the applicant.

        .   The minimum initial premium is received by us.

        . The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

        The date all of the above conditions are satisfied is referred to in this prospectus as the "Contract Completion Date". If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "Policy Date". That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

        Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

        If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

        Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

        We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

        In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

        . Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

        .   Combining or removing fixed accounts or investment accounts

        .   Changes in the form of organization of any separate account

        Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

        Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

        While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

        .   Determine when and how much you invest in the various accounts

        .   Borrow or withdraw amounts you have in the accounts

        .   Change the beneficiary who will receive the death benefit

        .   Change the amount of insurance

        . Turn in (i.e., "surrender") the policy for the full amount of its net cash surrender value

        . Choose the form in which we will pay out the death benefit or other proceeds

        It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

        You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

        . John Hancock USA at one of the addresses shown on the back cover of this prospectus, or

        .   the John Hancock USA representative who delivered the policy to you.

        The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

        At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

        Semiannually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

        You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

        We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

        We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

        We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

        We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

        State laws allow us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

        You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

        Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

        .   loans

        .   surrenders or withdrawals

        .   change of death benefit option

        .   increase or decrease in Face Amount

        .   change of beneficiary

        .   election of payment option for policy proceeds

        .   tax withholding elections

        .   election of telephone/internet transaction privilege.

        The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see "Telephone, Facsimile and Internet Transactions" below):

        .   transfers of policy value among accounts

        .   change of allocation among accounts for new premium payments

        You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

        We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, Facsimile and Internet Transactions

        If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-777-1377 or by faxing us at 617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

        If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

        As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see "Transfers of existing policy value"). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of Policies

        John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

        JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

        We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliates Essex National Securities, Inc. and Signator Investors, Inc.

        Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of Charges at the Policy Level".)

        A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

        Standard Compensation. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 135% of target commissionable premium paid in the first policy year, and 8% of target commissionable premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year.

        Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

        These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

        Differential Compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Tax considerations

        This description of Federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

        The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax advisor should be consulted for advise.

General

        Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other policy distributions" below.) Amounts you borrow are generally not taxable to you.

        However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

Policy death benefit proceeds

        We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

        If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code. In addition, if you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Section 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

        Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in Section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

        Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services rider, as described in "Optional supplementary benefit riders you can add", you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

        We also expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

        It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

        Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary.

        Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification Rules and Ownership of the Account

        Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

        In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

        The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

        We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds` prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

        At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

        The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

        Policies classified as modified endowment contracts are subject to the following tax rules:

        . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

        . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

        . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

            . is made on or after the date on which the policy owner attains age 591/2;

            .   is attributable to the policy owner becoming disabled; or

            . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

        These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

        Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

        Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

        All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 Retirement Plans

        The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

        To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

        In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life Insurance Purchases by Non-Resident Aliens

        If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

        The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies.

Registration statement filed with the SEC

        This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent Registered Public Accounting Firm

        The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005 and 2004, and for each of the three years in the period ended

December 31, 2005, and the financial statements of Separate Account A of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

        In addition to this prospectus, John Hancock USA has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock USA and the Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

                    SERVICE OFFICE
    Express Delivery            Mail Delivery
     Life Operations        Life Inforce Operations
  197 Clarendon Street          P.O. Box 772
    Boston, MA 02117           Boston, MA 02117

         Phone:                      Fax:
     1-800-777-1377             617-572-1571

        Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

Investment Company Act File No. 811-4834

                      Statement of Additional Information
                           dated ____________, 2006

                               for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A ("Registrant")

                      Interests are made available under

                     ACCUMULATION VARIABLE UNIVERSAL LIFE

     a flexible premium variable universal life insurance policy issued by

          JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK
                             USA" or "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Life Operations, 197 Clarendon Street, Boston, MA 02117 or telephoning 1-800-777-1377.

                               TABLE OF CONTENTS

Contents of this SAI                                                   Page No.

Description of the Depositor..........................................    2

Description of the Registrant.........................................    2

Services..............................................................    2

Independent Registered Public Accounting Firm.........................    2

Principal Underwriter/Distributor.....................................    2

Additional Information About Charges..................................    3

Financial Statements of Registrant and Depositor......................   F-1

Description of the Depositor

   Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

   Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

   Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the "Account"), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock USA.

   New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

   Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, John Hancock Life Insurance Company of New York or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

   Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

   The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account A of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

   John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliates Essex National Securities, Inc. and Signator Investors, Inc.

   The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2005, 2004 and 2003 was $________, $403,619,081, and
$275,138,774, respectively. JH Distributors did not retain any of these amounts during such periods.

   Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 135% of target commissionable premium paid in the first policy year, and 8% of target commissionable premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year.

   The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

   Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   . Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

   Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

Additional Information About Charges

   A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

   The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

   Financials for the Depositor to be filed by Post-Effective Amendment.

   Financials for the Registrant to be filed by Post-Effective Amendment.

PART C
OTHER INFORMATION

Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

   (a) Resolutions of Board of Directors of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) establishing Separate Account N. Incorporated by reference to exhibit A (1) to the pre-effective amendment no. 1 file number 333-71312 filed with the Commission on January 2, 2002.

   (b) Not applicable.

   (c) (1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) file number 333-66303 filed with the Commission on October 29, 1998.

   (2) Form of broker-dealer agreement. Incorporated by reference to Exhibit A(3)(b)(i) file number 333-70950 filed with the Commission on October 4, 2001.

   (3) Form of General Agent and Broker Dealer Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (4) Form of General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (2) Form of Specimen Supplementary Benefit Disability Benefit Rider Payment of Specified Premium in Event of Life Insured's Total Disability as Defined and Limited Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (3) Form of Specimen Supplementary Benefit Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (4) Form of Specimen Supplementary Benefit Residual Life Insurance Benefit and Continuation of Acceleration Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (5) Form of Specimen Supplementary Benefit Return of Premium Death Benefit Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (6) Form of Specimen Supplementary Benefit Cash Value Enhancement Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (7) Form of Specimen Supplementary Benefit Overloan Protection Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (8) Form of Specimen Supplementary Benefit Change of Life Insured Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (9) Form of Specimen Accelerated Benefit Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (e) Form of Specimen Application for the Accumulation VUL Insurance Policy. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

   (f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). Incorporated by reference to Exhibit A(6) to the registration statement file number 333-41814 filed with the Commission on July 20, 2000.

   (a) Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) dated July 16, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (2) By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (a) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (b) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (g) (1) Form of Assumption Reinsurance or Merger Agreement with the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company(U.S.A.)) and The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(9)(a) file number 333-70950 filed with the Commission on October 4, 2001.

   (h) (1) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

   (i) (1) Form of Service Agreement between The Manufacturers Life Insurance Company and the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). Incorporated by reference to Exhibit A(8)(a) (i), (ii), (iii), (iv), (v)and (vi) to pre-effective amendment No. 1 file number 333-51293 filed with the Commission on August 28, 1998.

   (2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 file number 33-57018 filed with the Commission March 1, 1999.

   (3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 file number 333-51293 filed with the Commission on August 28, 1998.

   (4) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 file number 333-51293 filed with the Commission on August 28, 1998.

   (j) Not applicable.

   (k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

   (l) Not Applicable.

   (m) Not Applicable.

   (n) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), to be filed by Post-Effective Amendment.

   (n) (1) Consent of Independent Registered Public Accounting Firm, to be filed by Post-Effective Amendment.

   (o) Not Applicable.

   (p) Not Applicable.

   (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

   (i) Powers of Attorney (Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schlaybaugh) incorporated by reference to exhibit 7 file number 333-41814 filed with the Commission on July 20, 2000 on behalf of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)).

   (ii) Powers of Attorney (John Ostler) incorporated by reference to exhibit 7(ii) file number 333-70950 filed with the Commission on October 4, 2001.

   (iii) Powers of Attorney (Jim Boyle, John Lyon) incorporated by reference to exhibit 7(iii) file number 333-70950 filed with the Commission on October 4, 2001.

   (iv) Power of Attorney (Steven Mannik) incorporated by reference to exhibit 7(iv) file number 333-71312 filed with the Commission on April 29, 2002.

   (v) Powers of Attorney (John D. DesPrez, Alison Alden, James R. Boyle, Marc Costantini, James P. O'Malley, John R. Ostler, Rex Schlaybaugh, Jr., Diana Scott, Warren A. Thomson) incorporated by reference to exhibit 7(v) file number 333-100567 filed with the Commission on April 28, 2005.

   (vi) Powers of Attorney (Alison Alden, James R. Boyle, Robert A. Cook, John DesPrezIII, James P. O'Malley, John R. Ostler, Rex Schlaybaugh, Diana Scott, Warren Thomson) incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) as of September 2005

Name and Principal Business Address   Position with Depositor
-----------------------------------   -----------------------
Directors
Alison Alden*......................   Director
James R. Boyle*....................   Director
Robert Cook*.......................   Director
John D. DesPrez III*...............   Director
James P. O'Malley** ...............   Director
John R. Ostler**...................   Director
Rex Schlaybaugh Jr.**..............   Director
Diana Scott*.......................   Director
Warren Thomson**...................   Director

Officers
John D. DesPrez III*...............   Chairman
James P. O'Malley**................   President
James Boyle*.......................   Executive Vice President, Annuities
Robert A Cook*.....................   Executive Vice President, Life
                                      Insurance
Steven Mannik**....................   Executive Vice President & General
                                      Manager, Reinsurance
Marc Costantini*...................   Senior Vice President & Chief
                                      Financial Officer
Alison Alden*......................   Senior Vice President, Human Resources
Emanuel Alves*.....................   Vice President and Secretary
Jonathan Chiel*....................   Executive Vice President & General
                                      Counsel
Joseph Scott*......................   Vice President & Chief Administrative
                                      Officer
Mitchell A. Karman*................   Vice President, Chief Compliance
                                      Officer & Counsel Senior Executive
                                      Vice President and Chief Investments
Donald A. Guloien**................   Officer
Steven Finch**.....................   Senior Vice President, Finance
                                      Protection
Warren Thomson**...................   Executive Vice President, Investments
Patrick Gill*......................   Senior Vice President and Controller
Peter Copestake**..................   Senior Vice President and Treasurer
Peter Mitsopoulos*.................   Vice President, Treasury
Ian Cook**.........................   Senior Vice President and CFO,
                                      Investments
Philip Clarkson*...................   Vice President, Taxation
Brian Collins**....................   Vice President, Taxation
John H. Durfey**...................   Assistant Secretary
Kwong Yiu**........................   Assistant Secretary
Grace O'Connell*...................   Assistant Secretary
Elizabeth Clark*...................   Assistant Secretary

*  Principal business office is 601 Congress Street, Boston, MA 02210

** Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

John Hancock Life Insurance Company (U.S.A.)

Manulife Reinsurance Limited

Cavalier Cable, Inc.

The Manufacturers Life Insurance Company of America

John Hancock Investment Management Services, LLC

Manulife Reinsurance (Bermuda) Limited

Manulife Service Corporation

John Hancock Life Insurance Company of New York

Polymerix Corporation

Ennal, Inc.

John Hancock Distributors, LLC

Ironside Venture Partners I LLC

Ironside Venture Partners II LLC

Avon Long Term Care Leaders LLC

Flex Holding, LLC

Manulife Leasing Co., LLC

Aegis Analytical Corporation

NewRiver Investor Communications Inc.

Manulife Property Management of Washington, D.C., Inc.

ESLS Investment Limited, LLC

Flex Leasing I, LLC

Dover Leasing Investments, LLC

Item 30. Indemnification

   Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

   No director of this Corporation shall be personally liable to the Corporation orits shareholders or policyholders for monetarydamages for breach of the director's fiduciary duty, provided, that the foregoingshall not eliminate or limit the liability of a director for any of the following:

(i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

(ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

(iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

(iv) a transaction from which the director derived an improper personal benefit; or

(v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

   If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability or any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

   Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

   a. Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                         Capacity in Which Acting
--------------------------                         ------------------------
John Hancock Life Insurance
Company (U.S.A.) Separate Account A.............   Principal Underwriter
John Hancock Life Insurance
Company (U.S.A.) Separate Account H.............   Principal Underwriter
John Hancock Life Insurance
Company (U.S.A.) Separate Account I.............   Principal Underwriter
John Hancock Life Insurance
Company (U.S.A.) Separate Account L.............   Principal Underwriter
John Hancock Life Insurance
Company (U.S.A.) Separate Account M.............   Principal Underwriter
John Hancock Life Insurance
Company (U.S.A.) Separate Account N.............   Principal Underwriter
John Hancock Life Insurance
Company of New York Separate Account A..........   Principal Underwriter
John Hancock Life Insurance
Company of New York Separate Account B..........   Principal Underwriter

   b. John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez* (Chairman), and Marc Costantini* (Senior Vice President and Chief Financial Officer). The board of managers of JHD LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of JHD LLC.

*   Principal business office is 601 Congress Street, Boston, MA 02210

**  Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

*** Principal business office is 680 Washington Blvd, Stamford, CT 06901

   c. None.

Item 32. Location of Accounts and Records

   All books and records are maintained at 601 Congress Street, Boston, MA 02210 and 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Item 33. Management Services

   None

Item 34. Fee Representation

   Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

   The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 17th day of February, 2006.

                                 JOHN HANCOCK LIFE INSURANCE COMPANY(U.S.A.)
                                               SEPARATE ACCOUNT A
                                                  (Registrant)

                                 JOHN HANCOCK LIFE INSURANCE COMPANY(U.S.A.)

                                 By: /s/ John D. DesPrez III
                                     -----------------------------------
                                     John D. DesPrez III
                                     Chairman

                                 JOHN HANCOCK LIFE INSURANCE COMPANY(U.S.A.)
                                                  (Depositor)

                                 By: /s/ John D. DesPrez III
                                     -----------------------------------
                                     John D. DesPrez III
                                     Chairman

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 17th day of February, 2006.

Signatures                     Title
----------                     -----
/s/ Patrick Gill               Senior Vice President and Controller
-----------------------------
Patrick Gill

/s/ Marc Costantini            Senior Vice President and Chief Financial
-----------------------------  Officer
Marc Costantini

*                              Director
-----------------------------
John D. DesPrez III

*                              Director
-----------------------------
James Boyle

*                              Director
-----------------------------
Warren Thomson

*                              Director
-----------------------------
John Ostler

*                              Director
-----------------------------
JamesO'Malley

*                              Director
-----------------------------
Robert A. Cook

*                              Director
-----------------------------
Rex Schlaybaugh

*                              Director
-----------------------------
Allison Alden

*                              Director
-----------------------------
Diana Scott

/s/ James C. Hoodlet
-----------------------------
James C. Hoodlet
Pursuant to Power of Attorney